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                                                                   EXHIBIT 10.17


                       SECOND AMENDMENT TO LOAN AGREEMENT

     This Second Amendment to Loan Agreement (this "AMENDMENT") is dated as of August 31, 2001 by and between GLOBAL ELECTION SYSTEMS, INC., a Delaware corporation ("BORROWER"), and HIBERNIA NATIONAL BANK, a national banking association ("BANK").

                                   RECITALS:

     A. Borrower and Bank have entered into that certain Loan Agreement dated as of July 19, 2000, as amended by that certain First Amendment to Loan Agreement dated May 13, 2001 (as amended the "AGREEMENT"), pursuant to which Bank established a revolving credit facility for the Borrower in an amount not to exceed $5,000,000.

     B. Pursuant to the Agreement, Global Election Systems Inc., a British Columbia corporation ("GLOBAL CANADA"), executed that certain Guaranty Agreement (the "GLOBAL CANADA GUARANTY") dated as of July 19, 2000, which guaranteed to Bank the payment and performance of Borrower's obligations.

     C. Pursuant to the Agreement, Spectrum Print & Mail Services, Ltd. ("SPECTRUM") executed that certain Guaranty Agreement (the "SPECTRUM GUARANTY") dated as of May 4, 2001, which guaranteed to Bank the payment and performance of Borrower's obligations.

     D. Borrower has executed a letter of intent to be purchased by Diebold Incorporated ("DIEBOLD"), and Diebold is providing to Borrower a $5,000,000 bridge loan (the "BRIDGE LOAN").

     E. Borrower has requested Bank to extend the date of maturity and to grant a waiver of compliance with certain financial covenants contained in the Agreement.

     F. Borrower and Bank now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE 2
                                   AMENDMENTS

     Section 2.1 AMENDMENT TO DEFINITION OF TERMINATION DATE. Effective as of the date hereof, the definition of Termination Date contained in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:


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          "TERMINATION DATE" means 11:00 A.M. Dallas, Texas time on October 31,
          2001, or such earlier date on which the Revolving Line of Credit terminates as provided in this Agreement.

     Section 2.2. AMENDMENT TO LINE OF CREDIT MAXIMUM. Effective as of the date hereof, Section 2.01 of the Agreement is amended by deleting the reference to "Five Million and No/100 Dollars ($5,000,000.00)" and substituting therefor a reference to "Three Million and No/100 Dollars ($3,000,000.00)."

                                   ARTICLE 3
                              CONDITIONS PRECEDENT

     Section 3.1. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) The Bridge Loan shall have been fully funded by Diebold prior to any additional borrowing by Borrower under the Agreement.

          (b) The Bank shall have received all of the following, in form and substance satisfactory to the Bank:

               (i) MODIFICATION TO PROMISSORY NOTE. The Modification to Promissory Note, duly executed by Borrower and dated the date hereof in the form of ANNEX I attached hereto;

               (ii) AMENDMENT FEE. Payment of an amendment fee in the amount of $15,000; and

               (iii) ADDITIONAL INFORMATION. Such additional documents, instruments and information as Bank or its legal counsel, Vinson & Elkins L.L.P., may reasonably request.

          (c) The representations and warranties contained herein shall be true and correct as of the date hereof as if made on the date hereof.

          (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel, Vinson & Elkins L.L.P.

                                   ARTICLE 4

                 RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES

     Section 4.1. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding, and enforceable in accordance with its terms.


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     Section 4.2    REPRESENTATION AND WARRANTIES. Borrower hereby represents
and warrants to Bank that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) other than the non-compliance described in Section 4.2(iv), no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and
(iv) except for Borrower's non-compliance with certain financial covenants contained in Section 5 of the Agreement, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE 5
                                 MISCELLANEOUS

     Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

     Section 5.2 EXPENSES OF BANK. As provided in the Agreement, Borrower agrees in pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant thereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Bank's legal counsel.

     Section 5.3 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall no impair or invalidate the remainder of this Amendment and the effect thereof shall be contained to the provision so held to be invalid or unenforceable.

     Section 5.4 APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Bowie County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 5.5 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 5.6 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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     Section 5.7    EFFECT OF WAIVER.   No consent or waiver, express or
implied, by Bank to or for any breach of or deviation from any covenant, condition, or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

     Section 5.8 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.9 NON-APPLICATION OF CHAPTER FINANCE OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated thereby.

     Section 5.10   ENTIRE AGREEMENT.   THIS AMENDMENT AND ALL OTHER
INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     EXECUTED as of the day and year first above written.


                                        BORROWER:

                                        GLOBAL ELECTION SYSTEMS, INC.



                                        By: /s/ ROBERT UROSEVICH
                                           -----------------------------
                                        Name:   Robert Urosevich
                                             ---------------------------
                                        Title:  President
                                              --------------------------


                                        BANK:

                                        HIBERNIA NATIONAL BANK



                                        By: /s/ THOMAS W. CHIASSON
                                           -----------------------------
                                        Name:   Thomas W. Chiasson
                                             ---------------------------
                                        Title:  Senior Vice President
                                              --------------------------

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                             CONSENT OF GUARANTORS


     By executing this Amendment, the undersigned Guarantor (i) consents to the provisions contained herein, (ii) ratifies and confirms the Global Canada Guaranty executed by Global Canada for the benefit of Bank, (iii) acknowledges that Borrower's obligations under this Amendment shall be included as a part of the obligations guaranteed by Global Canada under such Global Canada Guaranty, and (iv) acknowledges that Global Canada has no defenses, counterclaims, or rights of set-off related to the Global Canada Guaranty and waives and releases all claims, defenses and rights of set-off thereto that Global Canada may have against Bank as of the date hereof (if any), whether known or unknown and whether arising under tort, contract, at law or in equity.

     Executed as of August 31, 2001.

                                        GLOBAL ELECTION SYSTEMS INC., a British
                                        Columbia corporation

                                        By:     /s/ ROBERT UROSEVICH
                                           -------------------------------------
                                        Name:       Robert Urosevich
                                             -----------------------------------
                                        Title:      President
                                              ----------------------------------


     By executing this Amendment, the undersigned Guarantor (i) consents to the provisions contained herein, (ii) ratifies and confirms the Spectrum Guaranty executed by Spectrum for the benefit of Bank, (iii) acknowledges that Borrower's obligations under this Amendment shall be included as a part of the obligations guaranteed by Spectrum under such Spectrum Guaranty, and (iv) acknowledges that Spectrum has no defenses, counterclaims, or rights of set off related to the Spectrum Guaranty and waives and releases all claims, defenses and rights of set-off thereto that Spectrum may have against Bank as of the date hereof (if any), whether known or unknown and whether arising under tort, contract, at law or in equity.

     Executed as of August 31, 2001.

                                        SPECTRUM PRINT & MAIL SERVICES, LTD.

                                        By:     /s/ DEBORAH M. DEAN
                                           -------------------------------------
                                        Name:       Deborah M. Dean
                                             -----------------------------------
                                        Title:      President
                                              ----------------------------------


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